Exhibit 99.1

CONFIDENTIAL SEPARATION AGREEMENT AND GENERAL RELEASE OF CLAIMS

This Confidential Separation Agreement and General Release of Claims ("Agreement") is made and entered into by and between Entertainment Distribution Company, LLC, Glenayre Electronics, Inc. ("Company"), and Thomas Costabile ("Employee").

1. Separation Date; Effective Date: By mutual agreement, Employee's employment terminates effective on the close of business of the day this Agreement is executed by Employee (the "Separation Date"). The Effective Date of this Agreement shall be established pursuant to paragraph 23 below ("Effective Date").

2. Duties: As of the Separation Date, Employee will have no duties, responsibilities, titles or authority whatsoever as an employee, agent, director, officer or representative of the Company, EDCI Holdings, Inc., Entertainment Distribution Company, Inc., Glenayre Electronics, or any of its or their parents, subsidiaries or affiliates thereof.  Employee hereby immediately resigns his position from all Board of Director and officer positions with all such companies, including their parents, subsidiaries and affiliates, in all locations, including but not limited to, in Germany, the Netherlands and the United Kingdom

3. Domain Names: Employee has executed that Registrant Name Change Agreement in the form attached as Exhibit A prior to the signing of this agreement and shall take all further actions required to assign and transfer to the Company all rights and ownership related to such domain names listed on Exhibit A and which were previously registered under Employee's name or are under Employee's possession or control which relate to Company's business. Employee acknowledges that all rights and ownership related to such domain names have been and remain property belonging to the Company.

4. Consideration: Provided that Employee signs and returns to the Company this Agreement without revocation, and it becomes effective on the Effeetive Date pursuant to Paragraph 23 below, and in consideration for his executing and performing his obligations under this Agreement, Employer shall provide Employee with the separation payments set forth below ("Separation Payments"):

    (a) Lump Sum Payment: the Company shall provide Employee with a lump sum payment of eighty-eight thousand nine hundred forty-one dollars and fifty cents ($88,941.50), less all authorized or required payroll withholdings and payroll deductions, within five (5) business days after the Effective Date of this
              Agreement.

    (b) Blackberry and Laptop: Employee may keep his Company issued laptop and blackberry devices after complying with the following sentence, although Employee shall be solely and exclusively responsible for all fees and costs associated with telephone, internet or blackberry service, and Employee and the
              Company shall have all applicable service contracts transferred to Employee at Employee's expense, or discontinued. Employee agrees to immediately make his blackberry and laptop available to the

              Company for data transfer and cleaning, and return all external data storage devices containing Company data.

    (c) Health Coverage: the Company shall pay Employee's COBRA coverage insurance premium payments for up to 6 months following the Separation Date. Should Employee secure other employment during the
              6-month period, the Company shall cease making such payments and shall have no further obligation to pay for Employee's health benefits coverage.

    (d) Expenses: within five (5) business days after the Effective Date of the Agreement, the Company shall reimburse Employee for non-reimbursed, reasonable and documented business expenses in the amount of $4,172.71.

5.
COBRA: Effective the day following Employee's Separation Date, Employee may elect to continue medical and dental insurance coverage pursuant to federal law known as COBRA. Except as provided in this Agreement, continuation of medical and dental insurance coverage under COBRA will be at Employee's expense. Employee will receive, under separate cover, information regarding insurance coverage continuation pursuant to COBRA.

6.
Acknowledgement of Consideration: Employee acknowledges and agrees that the Company's obligations under this Agreement arise solely from this Agreement, and not from any other agreement with, obligation of, or promise by the Company. Employee further understands that the benefits described in Paragraph 4, above, are the total payments that he will receive from Employer and that they exceed any amount to which he is or may be entitled to receive from or owed by the Employer under any of its contract, plans, policies, procedures or handbooks.

Employee further expressly acknowledges and agrees that the Separation Payments are sufficient consideration for the promises and mutual covenants contained in this Agreement, including the release of claims contained in Paragraph 8, below, and abide by the obligations described in Paragraphs 2, 3, 9,10, 11, 12, 13 and 15.

7. Acknowledgement: Employee understands and agrees that absent this Agreement, he would not otherwise be entitled to the benefits described in Paragraph 4, above. Further, by signing this Agreement, Employee agrees that he is not entitled to any payments and/or benefits that are not specifically listed in this Agreement for any past, present or future year. Employee further agrees and acknowledges that upon the Company's payment to him of the benefits described in Paragraph 4, above, he has been paid in full all monies owed to him in connection with his employment and separation from employment with the Company.

8(a) Employee's General Release of Claims: In exchange for the Company's payment of the benefits described in Paragraph 4, above, Employee releases EDCI Holdings, Inc. Entertainment Distribution Company, Inc., Glenayre Electronics and the Company, including its and their owners, officers, members, parents, holding companies, investors, affiliates, agents, directors, employees, representatives, successors and assigns, jointly and individually and its past and present parents, subsidiaries, affiliates, predecessors, successors, assigns, officers, directors, employees and agents, in their individual and corporate capacities (hereinafter collectively referred to as "Releasees"), from, and holds them harmless against, any and all claims that Employee, including his successors, assigns, heirs and estate, has or may have, known or unknown, including but not limited to those related to Employee's employment, his separation from employment or otherwise, from the beginning of time through the date on which Employee signs this Agreement, except as otherwise specifically stated in this Agreement.

Such claims, obligations, or liabilities include, but are not limited to: claims for compensation (including salary, wages, severance or change of control payments and bonuses and any other incentive arrangements) allegedly due or owing; claims for unused, unpaid vacation; claims for unreimbursed business expenses; claims for attorneys' fees; claims sounding in contract or implied contract; claims sounding in tort; claims arising under common law, civil law, equity, or federal state, or local statutes or ordinances, including but not limited to, the Age Discrimination in Employment Act, as amended; Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; Section 1981 of the Civil Rights Act of 1866; the Equal Pay Act; the Americans with Disabilities Act and/or the Rehabilitation Act of 1973; the Employee Retirement Income Security Act; the WARN Act: the Consolidated Omnibus Budget Reconciliation Act; state statutes governing the payment of wages, discrimination in the workplace, or any other statute or laws governing the employer-employee relationship, including but not limited to, the New York State Human Rights Law, the New York Labor Law, the New York State Constitution, the New York Civil Rights Law, the New York wage-hour laws; and any other federal state, or local statute, regulation, administrative code or ordinance from the beginning of time through the date on which Employee signs this Agreement.

This release excludes claims that by law cannot be released by private agreement, including Employee's enforcement of this Agreement, workers compensation claims, claims arising after the Effective Date of this Agreement, and Employee's right to file administrative charges with certain government agencies.

8(b). Company's General Release of Claims: In exchange for the Employee's execution and performance of all his obligations of this Agreement, the Company releases Employee from, and holds him harmless against, any and all claims that Company has or may have related to Employee's employment with the Company except for currently unknown claims arising from intentional malfeasance or criminal conduct.

9. No Claims Filed: Except as otherwise stated below, Employee and Company agree that each will not file and acknowledge that each has not filed any suit, complaint, charge, claim, grievance or demand for arbitration against the other or any of the Releasees in any court, administrative agency, commission or other forum relating directly or indirectly to his employment with the Company or separation from employment.

Employee understands that nothing in this Agreement shall limit him from filing a charge with, or participating in any investigation or proceeding conducted by, the Equal Employment Opportunity Commission, National Labor Relations Board and/or any other federal, state or local agency. Notwithstanding the foregoing, by signing and not revoking this Agreement, Employee hereby waives any and all rights to recover monetary damages in any charge, complaint or lawsuit filed by him or by anyone else on his behalf with respect to Employee's employment with the Company or separation from employment. Nothing in this Agreement waives the

Employee's right to challenge: (a) the Company's failure to comply with its promises to issue the benefits described in Paragraph 4, above; (b) the knowing and voluntary nature of his release of claims under the Age Discrimination in Employment Act of l967; or (c) his right to any vested benefits to which he is entitled and/or may be eligible to receive from the Company.

10. Cooperation Following Separation: The Company and Employee agree to reasonably cooperate with each other following the Separation Date and Employee will immediately take all further actions reasonably required to consummate his resignation from all Board of Director or officer positions pursuant to paragraph 2; and take all further actions reasonably required to consummate the transfer of the Domain Names pursuant to paragraph 3. If the Company requests further cooperation on other matters, Employee will be reasonably compensated for his time on a basis to be mutually agreed. Company shall reimburse Employee for reasonable out of pocket expenses required to comply with any requests for cooperation made by the Company provided Employee shall apprise the Company of such expenses before incurring them.

11. Confidential Information: By signing below, Employee certifies that he has: (i) returned to the Company any and all confidential and/or proprietary information and all other materials, documents or property belonging to the Company, including without limitation manuals, keys, equipment, identification cards and access cards, and (ii) not retained any copies of any confidential and/or proprietary information and/or any other materials, documents or property belonging to the Company. Employee remains bound by the provisions of paragraph 4 Confidential Information of his May 9, 2005 Employment Agreement (Supplemented by the letter of December 27, 2007) which are incorporated by reference herein.

12. Non-Solicitation: Employee remains bound by the Non-Solicitation provisions of paragraph 5(a)(4) and 5(a)(5) of his May 9, 2005 Employment Agreement, which are incorporated by reference herein. Employee is released from his obligations under the Non-Competition provisions of paragraph 5(a) (including subparagraphs (1), (2) (3) and (6)) of his Employment Agreement, provided that if employee becomes a "Representative of any Person" within the meaning of subparagraph 5(a)(6), he shall not assist such person in any manner with regard to an activity prohibited by subparagraphs 5(a)(4) or 5(a)(5). Employee may seek and obtain any employment of his choosing upon the Effective Date without any mitigation of the sum payable to Employee pursuant to paragraph 4(a) hereunder.

13. Enforcement of Paragraphs 9, 10, 11, 12, 13 and 15:

    (a) Employee acknowledges and agrees that he has received ample consideration to support the obligations contained in Paragraphs 9, 10, 11, 12, 13 and 15 of this Agreement and that such obligations represent a fair and reasonable balance between the Company's legitimate interests in protecting against the disclosure of its Confidential Information and/or the terms of this Agreement, and that these limitations are not so onerous as to unreasonably interfere with Employee's ability to continue to work and to earn a livelihood.

    (b) Employee acknowledges and agrees that upon any breach or threatened breach by him of the terms, covenants and agreements set forth in Paragraphs 9, 10, 11, 12, 13 and 15 of this Agreement, an award of monetary damages would not be adequate to protect the Company's interests, and Employee therefore agrees that upon such breach the Company shall have the right to apply for and obtain, in addition to monetary damages, injunctive relief; temporary, preliminary and final, to enforce the provisions of Paragraphs 9, 10, 11, 12, 13 and 15 of this Agreement. To this extent, Employee expressly waives the right to assert in any proceeding resulting from breach of these provisions that monetary damages are adequate to protect the rights of the Company.

14. No Admission of Liability: Company and Employee acknowledge that neither this Agreement nor the Company's payment of the benefits described in Paragraph 4, above, shall be construed as an admission by the Company of any liability or unlawful conduct towards Employee or that the Company or Employee has in any way violated any federal, state or local law or any legal right that either may owe or may have owed to the other. It is understood that this Agreement is inadmissible as evidence in any proceeding against, or as an admission by, any party.

15. Applicable Law: This Agreement shall be interpreted, enforced and governed under the laws of the State of New York, without regard to conflicts of law principles.

16. Nondisparagement: Neither the Employee nor senior officers or directors of the Company shall make or circulate any statement, or do any act, intended, or which might be reasonably expected to, disparage or diminish the reputation of the Employee or the Company, including its officers and directors. Notwithstanding the foregoing, the Company's full compliance with all its legal and regulatory reporting obligations to which it is subject in connection with Employee's separation from employment shall not be deemed to violate this paragraph 16.

17. Severability: Employee agrees that in the event any provision of this Agreement is judicially declared to be invalid or unenforceable, only such provision or provisions shall be invalid or unenforceable without invalidating or rendering unenforceable the remaining provisions hereof.

18. Changes to the Agreement: This Agreement may not be modified, altered or changed unless the changes are in writing and signed by Employee and an authorized Company representative.

19. Entire Agreement: This Agreement contains the entire agreement between Employee and the Company and replaces and supersedes any and all prior agreements or understandings between Employee and the Company, whether written or verbal and whether formal or informal, including the May 5, 2005 Employment Agreement and its December 27, 2007 supplement, which are explicitly superseded and of no further force or effect except as specifically provided otherwise herein. Employee acknowledges that he has not relied on any representations, promises, or agreements of any kind in connection with his decision to sign this Agreement other than those contained in this Agreement.

20. Waiver: By signing this Agreement, Employee acknowledges that:

        (a) He has received and carefully read this Agreement;

        (b) He fully understands all of the terms contained in this Agreement;

        (c) He is freely and voluntarily entering into this Agreement and knowingly releasing the
        Releasees in accordance with the terms contained in Paragraph 8, above;

        (d) Before signing this Agreement, he was advised of his rights and had consulted with an attorney of his choice, Barry H. Platnick, Esq.;

        (e) Employee understands that this Agreement is legally binding and by signing it he gives up certain rights;

        (f) Employee has voluntarily chosen to enter into this Agreement and has not been forced or pressured in any way to sign it;

        (g) Employee has not relied upon any representation, statement or omission made by any of the
        Company's agents, attorneys or representatives with regard to the subject matter, basis or effect of this Agreement or otherwise, other than those expressly stated in this Agreement;

        (h) Employee knowingly and voluntarily releases the Releasees from any and all claims Employee may have, known or unknown, in exchange for the payments and benefits Employee has obtained by signing this Agreement, and acknowledges that these payments and benefits are in addition to any benefits Employee would have otherwise received if Employee did not sign this Agreement

        (i) In accordance with Paragraph 8, above, Employee hereby expressly waives, among other claims, any and all claims arising under the Age Discrimination in Employment Act of 1967
        (29 U.S.C. § 621 et seq.), which he has or may have against the Releasees;

        (j) The release of claims described in Paragraph 8, above, of this Agreement does not waive any rights or claims that Employee may have against the Company and/or the Releasees arising after the date on which this Agreement becomes effective, which is eight days after Employee signs it;

        (k) Employee has received or shall receive something of value from the Company which he would not otherwise be entitled to receive.

21. Review Period: Before signing this Agreement, Employee was given up to twenty-one
(21) calendar days to consider its terms and, should he sign this Agreement without waiting the full 21 days, he waives any remaining balance of the 21 days, and hereby attests that his decision in this regard is knowing and voluntary and not induced through fraud, coercion, misrepresentation or a threat to withdraw or alter the offer contained herein, and agrees that any changes to this Agreement do not restart the running of the 21 day period. Employee acknowledges that the period of time that he had to consider his rights and obligations under this Agreement was reasonable.

22.
Revocation Period: For a period of seven (7) calendar days following the date on which Employee signs this Agreement, he may revoke this Agreement, in which case Employee will not receive the amounts or benefits being paid to Employee. If Employee wishes to revoke this Agreement, he must advise the Company in writing and Employee's written notice of his revocation of this Agreement must be addressed to: Richard Hartz, Esq., Littler Mendelson, P.C., 900 Third Ave., New York, New York 10022 (fax # 646.219.5385).

23.
Effective Date: The Effective Date is the eighth (8th) day after the Separation Date without Employer's receipt of this revocation. Employee agrees and acknowledges that the Company shall not be required to provide any of the benefits described in Paragraph 4, above, until and unless this Agreement becomes effective.

24.
Return of Signed Agreement: Employee should return the signed Agreement to Richard Hartz, Esq., Littler Mendelson, P.C., 900 Third Ave., New York, New York 10022 (fax # 646.219.5385) by no later than February 24, 2009. Employee agrees and acknowledges that the Company shall not be required to make payments or provide the benefits described in Paragraph 4, above, unless he has returned this Agreement by the date identified in this paragraph and it has become effective.

Please read this letter with care, make certain that you understand the meaning of each of the terms contained herein, and take time to consider your decision before you sign. THIS AGREEMENT CONTAINS A RELEASE OF ALL CLAIMS. As stated above, we recommend that you should consult with an attorney of your choice.

If the terms of the agreement are satisfactory to you, please countersign the enclosed copy of this letter, have your signature notarized, and return it to me, whereupon this letter and such copy will constitute a binding agreement on the basis set forth above.

Sincerely,

Entertainment Distribution Company, LLC.

By:  _____

Title:_______________

Read, Understood, Accepted and Agreed:

_______________                                 ______
Thomas Costabile                 Date

AGREED AND ACCEPTED:

I acknowledge and agree that I have read the foregoing Agreement, have had the opportunity to consult with counsel and that I understand the meaning of each of the terms contained herein, and that I have freely and voluntarily entered into it. I agree that no fact, evidence, event or transaction currently unknown to me but which may hereafter become known to me, shall affect in any manner the final and unconditional nature of the release stated above.
______________
Thomas Costabile

STATE OF )

COUNTY OF ) ss.:

I, _____________________,  a Notary Public do hereby certify that personally known to me to be the same person whose name is subscribed to the foregoing Agreement, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act, for the uses and purposes therein set forth.

Given under my hand and official seal this ____  day of _____, 2009.

________________
Notary Public